                                                                    EXHIBIT 99.1

================================================================================
















                             BOSTON PROPERTIES, INC.
                    Supplemental Operating and Financial Data for the Quarter Ended September 30, 2000















================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


====================================================================================================================================

                                                              INDEX

                                                      PAGE                                                                      PAGE
    COMPANY BACKGROUND                                   3    R&D PROPERTIES - LEASE EXPIRATION ROLL OUT                          25
    INVESTOR INFORMATION                               4-5    INDUSTRIAL PROPERTIES - LEASE EXPIRATION ROLL OUT                   26
    FINANCIAL HIGHLIGHTS                                 6    GRAND TOTAL - OFFICE, R&D AND INDUSTRIAL PROPERTIES                 27
    CONSOLIDATED BALANCE SHEETS                          7    BOSTON AREA LEASE EXPIRATION ROLL OUT                               28
    CONSOLIDATED INCOME STATEMENTS                       8    WASHINGTON DC AREA LEASE EXPIRATION ROLL OUT                        29
    FUNDS FROM OPERATIONS                                9    SAN FRANCISCO AREA LEASE EXPIRATION ROLL OUT                        30
    FINANCIAL RATIOS                                    10    NEW YORK AREA LEASE EXPIRATION ROLL OUT                             31
    CAPITAL STRUCTURE                                   11    PRINCETON AREA LEASE EXPIRATION ROLL OUT                            32
    DEBT ANALYSIS                                    12-14    OTHER AREA LEASE EXPIRATION ROLL OUT                                33
    JOINT VENTURES                                      15    HOTEL PERFORMANCE                                                   34
    PORTFOLIO OVERVIEW - SQUARE FOOTAGE                 16    SAME PROPERTY PERFORMANCE                                           35
    PROPERTY LISTING                                 17-20    "IN-SERVICE" PROPERTY PERFORMANCE                                   36
    TOP 20 TENANTS                                      21    CAPITAL EXPENDITURES                                                37
    PORTFOLIO OVERVIEW - FFO                            22    VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS                 38
    OCCUPANCY ANALYSIS                                  23    VALUE CREATION PIPELINE - DEVELOPMENT                               39
    OFFICE PROPERTIES - LEASE EXPIRATION ROLL OUT       24    VALUE CREATION PIPELINE - LAND PARCELS                              40
                                                              ACQUISITION PROPERTY PROFILE                                        41

====================================================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000
                               COMPANY BACKGROUND

    Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in Greater San Francisco.

    On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares.

    Through its predecessor company founded by Mortimer B. Zuckerman and Edward
    H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of Greater Boston, Greater Washington, DC, and midtown Manhattan.

    Since the Company's Initial Offering in June 1997, the Company has acquired 46 properties adding approximately 16.1 million square feet to its portfolio, representing an investment of approximately $3.9 billion, and the Company has delivered 17 development properties adding approximately 2.5 million square feet to its portfolio, representing an investment of approximately $307.9 million. In addition, the Company is developing eighteen office properties for a total anticipated investment of approximately $1.3 billion. The Company owns or controls land where it can develop an additional 13.6 million square feet.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000
                              INVESTOR INFORMATION

                              800 Boylston Street
                                Boston, MA 02199
                                 (617) 236-3300
                              (617) 536-5087 (fax)

        Mortimer B. Zuckerman           Chairman of the Board
        Edward H. Linde                 President, Chief Executive Officer and
                                        Director
        Robert E. Burke                 Executive Vice President, Operations
        Douglas T. Linde                Senior Vice President, Chief Financial
                                        Officer and Treasurer
        Elaine M. Quinlan               Director of Investor Relations


                                     TIMING

QUARTERLY RESULTS FOR 2000 WILL BE ANNOUNCED ACCORDING TO THE FOLLOWING ANTICIPATED SCHEDULE:

         YEAR END 2000                           WEEK OF JANUARY 22-26

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


                          COMMON STOCK DATA (NYSE:BXP)

    BOSTON PROPERTIES' COMMON STOCK IS TRADED PRIMARILY ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL: BXP. BXP'S COMMON STOCK HAS HAD THE FOLLOWING CHARACTERISTICS (BASED ON NEW YORK STOCK EXCHANGE CLOSING PRICES):


==================================================================================================================================

                                                                                              3RD QUARTER 2000  3RD QUARTER 1999
                                                                                              ----------------  ----------------

HIGH PRICE                                                                                  $       43.2500      $       35.6250
LOW PRICE                                                                                   $       37.5625      $       30.3125
CLOSING PRICE                                                                               $       42.9375      $       30.6875
DIVIDENDS PER SHARE - ANNUALIZED                                                            $          2.12      $          1.80
CLOSING DIVIDEND YIELD - ANNUALIZED                                                                   4.94%                5.87%
CLOSING SHARES, COMMON UNITS AND PREFERRED UNITS (IF CONVERTED) OUTSTANDING (THOUSANDS)             106,278              104,721
CLOSING MARKET VALUE OF SHARES AND UNITS OUTSTANDING (THOUSANDS)                            $     4,563,312      $     3,213,626

==================================================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


                              FINANCIAL HIGHLIGHTS
                          (UNAUDITED AND IN THOUSANDS)

=====================================================================================================

                                                                   THREE MONTHS ENDED
                                                   ---------------------------------------------------
                                                   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999  % CHANGE
                                                   ------------------   ------------------  ---------
    INCOME ITEMS:

Revenues                                                 $  223,313      $  202,137         10.48%
Net Income available to common shareholders              $   36,530      $   27,418         33.23%
Funds from Operations                                    $   83,124      $   67,817         22.57%
Company's share (74.04% and 74.03%)                      $   61,543      $   50,207         22.58%
Funds from Operations per share - basic                  $     0.90      $     0.74         21.62%
Funds from Operations per share - diluted                $     0.85      $     0.72         17.76%
Dividends per share                                      $     0.53      $     0.45         17.78%

RATIOS:

Interest Coverage Ratio                                        2.68            2.50          7.33%
Dividend Payout Ratio                                         62.51%          62.25%         0.42%

=====================================================================================================

=====================================================================================================

                                                   SEPTEMBER 30, 2000   DECEMBER 31, 1999   % CHANGE
                                                   ------------------   -----------------   ---------

    CAPITALIZATION:

    Total Debt                                           $3,453,135      $3,321,584          3.96%

    Total Common Shares Outstanding @ Quarter End            69,318          67,910          2.07%
    Total Preferred Shares Outstanding @ Quarter End
      (if converted)                                          2,625           2,625          0.00%
    Total Common Units Outstanding @ Quarter End             23,965          23,810          0.65%
    Total Preferred Units Outstanding @ Quarter End
      (if converted)                                         10,370          10,376         -0.06%
    Price @ Quarter End                                  $  42.9375      $  31.1250         37.95%
    Equity Value @ Quarter End                           $4,563,312      $3,259,441         40.00%
    Total Market Capitalization                          $8,016,447      $6,581,025         21.81%
    Debt/Total Market Capitalization                          43.08%          50.47%       -14.65%

=====================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

===========================================================================================

                                                     SEPTEMBER 30, 2000   DECEMBER 31, 1999
                                                     ------------------   -----------------
        ASSETS                                           (unaudited)
Real estate and equipment                                 $ 5,166,892      $ 5,150,341
Development in progress                                       508,745          332,149
Land held for future development                              107,324          126,934
      Less accumulated depreciation                          (554,339)        (470,591)
                                                          -----------      -----------
      Total real estate and equipment                       5,228,622        5,138,833
Cash and cash equivalents                                      12,430           12,035
Escrows                                                        29,509           40,254
Investments in securities                                      14,065           14,460
Tenant and other receivables, net                              40,039           28,362
Accrued rental income, net                                     89,072           82,228
Deferred charges, net                                          74,743           53,733
Prepaid expenses and other assets                              49,519           28,452
Investments in joint ventures                                  73,118           36,415
                                                          -----------      -----------
         TOTAL ASSETS                                     $ 5,611,117      $ 5,434,772
                                                          ===========      ===========

   LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Mortgage notes payable                                 $ 3,218,135      $ 2,955,584
   Unsecured line of credit                                   235,000          366,000
   Accounts payable and accrued expenses                       59,542           66,780
   Dividends payable                                           61,217           50,114
   Accrued interest payable                                     5,951            8,486
   Other liabilities                                           60,831           48,282
                                                          -----------      -----------
      Total liabilities                                     3,640,676        3,495,246
                                                          -----------      -----------

Commitments and contingencies                                      --               --
                                                          -----------      -----------

Minority interests                                            774,365          781,962
                                                          -----------      -----------

Series A Convertible Redeemable Preferred Stock,
   liquidation preference $50.00 per share, 2,000,000
   shares issued and outstanding                              100,000          100,000
                                                          -----------      -----------

Stockholders' Equity:
   Excess stock, $.01 par value, 150,000,000 shares
      authorized, none issued or outstanding                       --               --
   Common stock, $.01 par value, 250,000,000 shares
      authorized, 69,317,999 and 67,910,434 issued
      and outstanding, respectively                               693              679
   Additional paid-in capital                               1,112,855        1,067,778
   Dividends in excess of earnings                            (11,879)         (10,893)
   Deferred compensation                                         (901)              --
   Accumulated other comprehensive loss                        (4,692)              --
                                                          -----------      -----------
      Total stockholders' equity                            1,096,076        1,057,564
                                                          -----------      -----------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $ 5,611,117      $ 5,434,772
                                                          ===========      ===========

===========================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                         CONSOLIDATED INCOME STATEMENTS
                          (UNAUDITED AND IN THOUSANDS)


           =========================================================================================================================

                                                                                              THREE MONTHS ENDED
                                                                                    -------------------------------------------
                                                                                    30-SEP-00      30-SEP-99        % CHANGE
                                                                                    ---------      ---------       ----------
              Revenue:
                Rental
                      Base Rent (1)                                                 $ 183,749      $ 166,582          10.31%
                      Recoveries from tenants                                          22,886         19,212          19.12%
                      Parking and other                                                12,798         11,261          13.65%
                                                                                    ---------      ---------       ---------
                        Total rental revenue                                          219,433        197,055          11.36%
                Development and management services                                     2,693          3,706         -27.33%
                Interest and other                                                      1,187          1,376         -13.74%
                                                                                    ---------      ---------       ---------
                        Total revenue                                                 223,313        202,137          10.48%
                                                                                    ---------      ---------       ---------

              Expenses:
                Rental expenses                                                        68,154         66,665           2.23%
                General and administrative                                              9,871          7,383          33.70%
                Interest (2)                                                           54,752         51,768           5.76%
                Depreciation and amortization                                          32,436         31,078           4.37%
                                                                                    ---------      ---------       ---------
                        Total expenses                                                165,213        156,894           5.30%
                                                                                    ---------      ---------       ---------
              Income before minority interests and before income
                from unconsolidated joint ventures                                     58,100         45,243          28.42%
              Minority interest in property partnership                                  (245)          (179)         36.87%
              Income from unconsolidated joint ventures                                   549            206         166.50%
                                                                                    ---------      ---------       ---------
              Income before preferred distribution and minority
                interest in Operating Partnership                                      58,404         45,270          29.01%
              Preferred distribution                                                   (6,605)        (6,649)         -0.66%
              Minority interest in Operating Partnership (3)                          (13,022)        (9,599)         35.66%
                                                                                    ---------      ---------       ---------
              Income before gain (loss) on sales of real estate                        38,777         29,022          33.61%
              Gain (loss) on sales of real estate, net                                   (604)            50       -1308.00%
                                                                                    ---------      ---------       ---------
              Net income before preferred dividend                                     38,173         29,072          31.31%
              Preferred dividend                                                       (1,643)        (1,654)         -0.67%
                                                                                    ---------      ---------       ---------
              Net income available to common shareholders                           $  36,530      $  27,418          33.23%
                                                                                    =========      =========       =========


              INCOME PER SHARE OF COMMON STOCK
                Net income available to common shareholders per share - basic       $    0.53      $    0.40          32.50%
                                                                                    =========      =========       =========
                Net income available to common shareholders per share - diluted     $    0.50      $    0.40          25.00%
                                                                                    =========      =========       =========

           =========================================================================================================================

              (1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenues by $3,587 and $5,296 for the three months ended September 30, 2000 and 1999, respectively.
              (2) Excludes capitalized interest of $9,869 and $4,499 for the three months ended September 30, 2000 and 1999, respectively.
              (3) Equals minority interest percent (25.96% and 25,97%,
                  respectively) of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                              FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                  (UNAUDITED)


==================================================================================================================================

                                                                                               THREE MONTHS ENDED
                                                                                  -----------------------------------------------
                                                                                    30-SEP-00      30-SEP-99       % CHANGE
                                                                                  -----------------------------------------------
         Income from operations before minority interests and before income from
                unconsolidated joint ventures                                         $ 58,100      $ 45,243          28.42%
            Add:
                Real estate depreciation and amortization (1)                           33,007        30,882           6.88%
                Income from unconsolidated joint ventures                                  549           206         166.50%
            Less:
                Minority property partnership's share of funds from operations            (284)         (211)         34.60%
                Preferred dividends and distributions                                   (8,248)       (8,303)         -0.66%
                                                                                      --------      --------         ------
            Funds from Operations                                                     $ 83,124      $ 67,817          22.57%
                                                                                      ========      ========         ======
            Funds from Operations available to common shareholders (2)                $ 61,543      $ 50,207          22.58%
                                                                                      ========      ========         ======
            Funds from Operations per share - basic                                   $   0.90      $   0.74          21.72%
                                                                                      ========      ========         ======
                Weighted average shares outstanding - basic                             68,752        67,901           1.25%
                                                                                      ========      ========         ======
            Funds from Operations per share - diluted                                 $   0.85      $   0.72          18.06%
                                                                                      ========      ========         ======
                Weighted average shares outstanding - diluted                           83,657        81,485           2.67%
                                                                                      ========      ========         ======

==================================================================================================================================

          RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS


====================================================================================================================================


                                                          For the Three Months Ended             For the Three Months Ended
                                                              September 30, 2000                     September 30, 1999
                                                    -------------------------------------   -----------------------------------

                                                      Income        Shares      Per Share     Income      Shares      Per Share
                                                    (Numerator)  (Denominator)    Amount    (Numerator) (Denominator)   Amount
                                                    ----------   -------------  ---------   ----------- ------------- ---------

Basic Funds from Operations                           $83,124       92,860      $   0.90    $67,817       91,718      $   0.74
Effect of Dilutive Securities
   Convertible Preferred Units                          6,605       10,370         (0.02)     6,649       10,377         (0.01)
   Convertible Preferred Stock                          1,643        2,625         (0.01)     1,654        2,625            --
   Stock Options                                           --        1,909         (0.02)        --          583         (0.01)
                                                      -------      -------      --------    -------      -------      --------
Dilutive Funds from Operations (3)                    $91,372      107,764      $   0.85    $76,120      105,303      $   0.72
                                                      =======      =======      ========    =======      =======      ========
Company's share of Diluted Funds from Operations      $70,931       83,657      $   0.85    $58,902       81,485      $   0.72
                                                      =======      =======      ========    =======      =======      ========

====================================================================================================================================

      (1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $1,018 and $255, less corporate related depreciation of $447 and $451, for the three months ended September 30, 2000 and 1999, respectively.
      (2) Based on weighted average shares for the quarter. Company's share for the quarter ended September 30, 2000 and 1999, respectively was 74.04% and 74.03%.
      (3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended September 30, 2000 and
          1999 was 77.63% and 77.38%, respectively.

                                FINANCIAL RATIOS


======================================================================================================

                                                                                 THREE MONTHS ENDED
                                                                                 SEPTEMBER 30, 2000
                                                                                 ------------------
        RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

        OPERATIONAL RATIOS (1)(2)
           Debt Service Coverage Ratio                                                   2.30
             (EBITDA + Income from Unconsolidated Joint Ventures)/(Interest+Principal)
           Interest Coverage Ratio                                                       2.68
             (EBITDA + Income from Unconsolidated Joint Venture)/Interest
           Return on Shareholder's Equity                                              17.97%
             (EBITDA - Interest)/Average Equity (book value)  (%)
           Return on Real Estate Investments                                           10.91%
             (EBITDA/Average Real Estate Investments (book value)) (%)
           FFO Payout Ratio                                                            62.35%
             (Dividends Declared/FFO) (%)

======================================================================================================

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.
(2) FFO is calculated based on the NAREIT White Paper.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                                CAPITAL STRUCTURE


                                      DEBT
                                 (IN THOUSANDS)


===================================================================================================

                                                                 AGGREGATE PRINCIPAL
                                                                  SEPTEMBER 30, 2000
                                                                 -------------------

Mortgage Loans                                                        $3,218,135

Unsecured Line of Credit                                                 235,000
                                                                      ----------
Total Debt                                                            $3,453,135
                                                                      ==========

===================================================================================================


                                     EQUITY
                                 (IN THOUSANDS)


===================================================================================================

                                                           COMMON
                                         SHARES & UNITS    STOCK         $ VALUE
                                          OUTSTANDING    EQUIVALENTS     EQUIVALENT(1)
                                         --------------  -----------    --------------
Common Stock                                  69,318         69,318     $2,976,342
Preferred Stock                                2,000          2,625        112,711
Operating Partnership Units                   23,965         23,965      1,028,997
Preferred Operating Partnership Units          8,707         10,370        445,262
                                                         ----------     ----------
Total Equity                                                106,278     $4,563,312
                                                         ==========     ==========
Total Market Capitalization                                             $8,016,447
                                                                        ==========

===================================================================================================


(1)  Value based on September 30, 2000 closing price of $ 42.9375

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                                  DEBT ANALYSIS

                LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


===============================================================================================================

         YEAR     2000 (1)      2001        2002        2003        2004         THEREAFTER       TOTAL
         ----     --------      ----        ----        ----        ----         ----------       -----

        Amount    $ 84,715   $ 191,673   $ 481,321    $625,689     $129,979      $ 1,939,758     $3,453,135

===============================================================================================================

        (1)  For the period from October 1, 2000 through December 31, 2000.

                  UNSECURED LINE OF CREDIT - DUE MARCH 31, 2003
                                 (IN THOUSANDS)


===================================================================================================


                                   OUTSTANDING          LETTERS OF            REMAINING
                  FACILITY         @ 9/30/2000            CREDIT               CAPACITY
                  --------         -----------          ----------            ----------

                  $ 605,000          235,000              45,826              $ 324,174


===================================================================================================

                       UNSECURED AND SECURED DEBT ANALYSIS


===================================================================================================

                                                      WEIGHTED                 WEIGHTED AVERAGE
                              % OF DEBT              AVERAGE RATE                  MATURITY
                             ------------            ------------              ---------------

        Unsecured Debt             6.81%                   7.64%                     2.5 years
        Secured Debt              93.19%                   7.27%                     5.5 years
                             ------------            ------------              ---------------
        Total Debt               100.00%                   7.30%                     5.3 years
                             ============            ============              ===============

===================================================================================================



                      FLOATING AND FIXED RATE DEBT ANALYSIS


===================================================================================================

                                                      WEIGHTED                 WEIGHTED AVERAGE
                              % OF DEBT              AVERAGE RATE                  MATURITY
                             ------------            ------------              ---------------

        Floating Rate Debt        18.52%                   8.14%                     2.0 years
        Fixed Rate Debt           81.48%                   7.11%                     6.1 years
                             ------------            ------------              ---------------
        Total Debt               100.00%                   7.30%                     5.3 years
                             ============            ============              ===============

===================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000
                                  DEBT ANALYSIS

                LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


====================================================================================================================================

                PROPERTY                             2000 (1)   2001       2002       2003       2004    THEREAFTER   TOTAL
-----------------------------------------------   ----------- --------   --------   --------   --------  ----------  --------

Embarcadero Center One, Two and Federal Reserve   $    944    $  3,936   $  4,208   $  4,498   $  4,808   $295,425   $313,819
Prudential Center                                      850       3,777      4,039      4,319      4,564    275,226    292,775
The Unsecured Line of Credit                            --          --         --    235,000         --         --    235,000
599 Lexington Avenue                                    --          --         --         --         --    225,000    225,000
280 Park Avenue                                      1,467       8,800    209,000         --         --         --    219,267
5 Times Square                                          --          --         --    161,199         --         --    161,199
Embarcadero Center Four                                711       2,894      3,097      3,314      3,546    141,663    155,225
875 Third Avenue                                       598       2,341    148,534         --         --         --    151,473
Embarcadero Center Three                               464       1,941      2,069      2,206      2,351    137,751    146,782
Two Independence Square                                489       1,036      1,500    113,840         --         --    116,865
Riverfront Plaza                                       575       2,397      2,560      2,735      2,921    105,034    116,222
Democracy Center                                       254       1,588      1,703      1,828      1,961    100,509    107,843
Embarcadero Center West Tower                          304       1,272      1,358      1,449      1,546     91,965     97,894
100 East Pratt Street                                  387       1,615      1,727      1,847      1,975     84,687     92,238
601 and 651 Gateway Boulevard(2)                    75,000          --         --         --         --         --     75,000
One Independence Square                                315      74,114         --         --         --         --     74,429
Reservoir Place                                        465       1,978      2,669      2,859      3,062     63,288     74,321
One & Two Reston Overlook                              169         709        764        823     65,837         --     68,302
2300 N Street                                           --          --         --     66,000         --         --     66,000
Capital Gallery                                        175       1,097      1,191      1,293      1,404     52,176     57,336
111 Huntington Avenue                                   --          --     52,533         --         --         --     52,533
504,506,508 Carnegie Center                            135         846        909        979      1,053     44,585     48,507
10 and 20 Burlington Mall Road                          --      37,000         --         --         --         --     37,000
10 Cambridge Center                                    113         477        518        563        611     33,534     35,816
1301 New York Avenue                                   158       1,046      1,129      1,403      1,314     27,783     32,833

====================================================================================================================================

(1)   For the period from October 1, 2000 through December 31, 2000.

(2) Subsequent to September 30, 2000, refinanced with $90.0 million loan maturing in October 2010 and bearing interest at a rate equal to 8.40%.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                                  DEBT ANALYSIS

          LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS (CONTINUED)
                                 (IN THOUSANDS)


====================================================================================================================================

            PROPERTY                          2000 (1)     2001         2002         2003         2004      THEREAFTER      TOTAL
----------------------------------------   -----------  ----------   ----------   ----------   ----------   -----------  -----------

New Dominion Technology Park, Building 1           --       31,883           --           --           --           --       31,883
Eight Cambridge Center                            104          442          477          515          557       26,388       28,483
510 Carnegie Center                                65          475          511          550          587       25,576       27,764
Sumner Square                                      --           --           --           --       26,825           --       26,825
Lockheed Martin Building                          122          529          565          604          640       23,954       26,414
University Place                                  137          573          615          659          706       22,700       25,390
Orbital Sciences - Phase 1                         --           --       25,207           --           --           --       25,207
Reston Corporate Center                           116          506          540          577          612       22,577       24,928
206 Carnegie Center                                30          190          206          223          242       22,109       23,000
191 Spring Street                                  81          344          374          407          443       21,230       22,879
Bedford Business Park                             128          539          587          639          695       19,257       21,845
NIMA Building                                     101          438          468          499          529       19,563       21,598
214 Carnegie Center                                28          173          188          204          221       20,186       21,000
202 Carnegie Center                                25          157          170          184          200       18,264       19,000
2600 Tower Oaks Boulevard                          --           --       11,218           --           --           --       11,218
101 Carnegie Center                                47          299          322          348          345        7,058        8,419
Montvale Center                                    22          135          147          160          175        6,947        7,586
Newport Office Park                                78        5,923           --           --           --           --        6,001
Hilltop Business Center                            52          164          176          188          201        5,009        5,790
302 Carnegie Center                                --           --           --        5,033           --           --        5,033
Quorum Office Park                                 --           --           --        4,456           --           --        4,456
Orbital Sciences - Phase 2                         --           --           --        4,243           --           --        4,243
201 Carnegie Center                                 6           39           42           45           48          314          494

                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                           $   84,715   $  191,673   $  481,321   $  625,689   $  129,979   $1,939,758   $3,453,135
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

====================================================================================================================================

            (1)   For the period from October 1, 2000 through December 31, 2000.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000
                                 JOINT VENTURES
                          (UNAUDITED AND IN THOUSANDS)
                            AS OF SEPTEMBER 30, 2000


====================================================================================================================================

                                               ONE           MARKET                         140           265
                                              FREEDOM        SQUARE       METROPOLITAN    KENDRICK      FRANKLIN
                                              SQUARE         NORTH          SQUARE         STREET        STREET        COMBINED
                                             ---------      ---------      ---------      ---------     --------       --------
Total Equity (1)                             $   1,015      $  24,430      $  31,362      $  5,771      $ 10,540       $ 73,118
                                             =========      =========      =========      ========      ========       ========

Mortgage/Construction loans payable (1)      $  19,348      $  34,420      $  71,168      $ 12,540      $ 23,800       $161,276
                                             =========      =========      =========      ========      ========       ========

BXP's ownership percentage                      25.00%         50.00%         51.00%        25.00%        35.00%
                                             =========      =========      =========      ========      ========



====================================================================================================================================

           RESULTS OF OPERATIONS FOR THE UNCONSOLIDATED JOINT VENTURES
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000


====================================================================================================================================

                                               ONE          MARKET                       140         265
                                              FREEDOM       SQUARE     METROPOLITAN   KENDRICK     FRANKLIN
                                              SQUARE       NORTH(2)       SQUARE      STREET(3)    STREET(4)      COMBINED
                                             --------      --------      ---------    ---------    --------       --------
REVENUE

Total revenue                                $ 3,806       $ 3,199       $ 5,750           --      $   585        $13,340
                                             -------       -------       -------      -------      -------        -------

EXPENSES
Operating                                        967           747         1,852           --          230          3,796
Interest                                       1,676           964         2,875           --          285          5,800
Depreciation and amortization                  1,045           407         1,039           --          110          2,601
                                             -------       -------       -------      -------      -------        -------

Total expenses                                 3,688         2,118         5,766           --          625         12,197
                                             -------       -------       -------      -------      -------        -------

Net income(loss)                             $   118       $ 1,081       $   (16)          --      $   (40)       $ 1,143
                                             =======       =======       =======      =======      =======        =======
BXP's ownership percentage                    25.00%        50.00%        51.00%       25.00%       35.00%
                                             =======       =======       =======      =======      =======
BXP's share of net income(loss)              $    30       $   541       $    (8)          --      $   (14)       $   549
                                             =======       =======       =======      =======      =======        =======

====================================================================================================================================

(1) Represents the Company's share.
(2) Includes the residential component of the joint venture for the period from July 1, 2000 through August 16,2000 (disposition date).
(3) Property is currently under development.
(4) Represents the operations for the period from September 13, 2000 (acquisition date) through September 30, 2000.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000
                       PORTFOLIO OVERVIEW- SQUARE FOOTAGE

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY


==================================================================================================================

    GEOGRAPHIC AREA               OFFICE (1)             R&D          INDUSTRIAL        TOTAL         % OF TOTAL
    ---------------               ----------             ---          ----------        -----         ----------

Greater Boston                     5,750,181(2)         545,206          247,318        6,542,705         25.38%
Greater Washington, D.C            5,655,380(3)       1,142,329          237,195        7,034,904         27.28%
Greater San Francisco              4,431,743            144,366          280,213        4,856,322         18.84%
Midtown Manhattan                  2,844,534                 --               --        2,844,534         11.03%
Princeton/East Brunswick, NJ       2,278,235                 --               --        2,278,235          8.84%
Baltimore, MD                      1,171,599                 --               --        1,171,599          4.54%
Richmond, VA                         894,015                 --               --          894,015          3.47%
Bucks County, PA                          --                 --          161,000          161,000          0.62%
                                  ----------         ----------       ----------       ----------     ----------
                                  23,025,687          1,831,901          925,726       25,783,314        100.00%
                                  ==========         ==========       ==========       ==========     ==========
% of Total                            89.30%              7.10%            3.60%          100.00%

==================================================================================================================

                                HOTEL PROPERTIES


==================================================================================================================

                                                                                       NUMBER OF         SQUARE
                 HOTEL PROPERTIES                                                        ROOMS            FEET
                 ----------------                                                      ----------        -------
   Long Wharf Marriott, Boston, MA                                                            402        420,000
   Cambridge Center Marriott, Cambridge, MA                                                   431        330,400
   Residence Inn by Marriott, Cambridge, MA                                                   221        187,474
                                                                                          -------        -------
Total Hotel Properties                                                                      1,054        937,874
                                                                                          =======        =======

==================================================================================================================

                     STRUCTURED PARKING


==================================================================================================================

                                                                                       NUMBER OF         SQUARE
                                                                                        SPACES            FEET
                                                                                       ----------        -------

                 TOTAL STRUCTURED PARKING                                                  16,854      5,889,221
                                                                                           ======      =========

==================================================================================================================

(1) Includes retail square footage of approximately 1,000,000.
(2) Includes 326,714 square feet at 265 Franklin Street which is 35% owned by Boston Properties.
(3) Includes 414,296 square feet at One Freedom Square which is 25% owned by Boston Properties and
    578,340 square feet at Metropolitan Square which is 51% owned by Boston Properties.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


                                PROPERTY LISTING
                            as of September 30, 2000


====================================================================================================================================


                                                                                            NUMBER OF
                                                         SUB MARKET                         BUILDINGS           SQUARE FEET
                                                         ----------                         ---------           -----------
      GREATER BOSTON
      OFFICE
             THE PRUDENTIAL CENTER                CBD Boston MA                                 3                 2,149,232
             265 FRANKLIN STREET (35% OWNERSHIP)  CBD Boston MA                                 1                   326,714
             ONE CAMBRIDGE CENTER                 East Cambridge MA                             1                   215,385
             THREE CAMBRIDGE CENTER               East Cambridge MA                             1                   107,484
             EIGHT CAMBRIDGE CENTER               East Cambridge MA                             1                   177,226
             TEN CAMBRIDGE CENTER                 East Cambridge MA                             1                   152,664
             ELEVEN CAMBRIDGE CENTER              East Cambridge MA                             1                    79,616
             UNIVERSITY PLACE                     Mid-Cambridge MA                              1                   195,282
             RESERVOIR PLACE                      Route 128 Mass Turnpike MA                    1                   529,991
             204 SECOND AVENUE                    Route 128 Mass Turnpike MA                    1                    40,974
             170 TRACER LANE                      Route 128 Mass Turnpike MA                    1                    73,203
             WALTHAM OFFICE CENTER                Route 128 Mass Turnpike MA                    3                   131,479
             195 WEST STREET                      Route 128 Mass Turnpike MA                    1                    63,500
             200 WEST STREET                      Route 128 Mass Turnpike MA                    1                   248,341
             10 & 20 BURLINGTON MALL ROAD         Route 128 Northwest MA                        2                   156,416
             BEDFORD BUSINESS PARK                Route 128 Northwest MA                        1                    90,000
             32 HARTWELL AVENUE                   Route 128 Northwest MA                        1                    69,154
             91 HARTWELL AVENUE                   Route 128 Northwest MA                        1                   122,135
             92 HAYDEN AVENUE                     Route 128 Northwest MA                        1                    30,980
             100 HAYDEN AVENUE                    Route 128 Northwest MA                        1                    55,924
             33 HAYDEN AVENUE                     Route 128 Northwest MA                        1                    79,564
             LEXINGTON OFFICE PARK                Route 128 Northwest MA                        2                   167,293
             191 SPRING STREET                    Route 128 Northwest MA                        1                   162,700
             181 SPRING STREET                    Route 128 Northwest MA                        1                    53,595
             201 SPRING STREET                    Route 128 Northwest MA                        1                   102,500
             NEWPORT OFFICE PARK                  Route 128 South MA                            1                   168,829
                                                                                        -------------------  ---------------------
                                                                                                32                5,750,181
                                                                                        -------------------  ---------------------
      RESEARCH & DEVELOPMENT
             FOURTEEN CAMBRIDGE CENTER            East Cambridge MA                             1                    67,362
             BEDFORD BUSINESS PARK                Route 128 Northwest MA                        2                   383,704
             17 HARTWELL AVENUE                   Route 128 Northwest MA                        1                    30,000
             164 LEXINGTON ROAD                   Route 128 Northwest MA                        1                    64,140
                                                                                        -------------------  ---------------------
                                                                                                5                   545,206
                                                                                        -------------------  ---------------------
      INDUSTRIAL
             25-33 DARTMOUTH ROAD                 Route 128 Southwest MA                        1                    78,045
             40-46 HARVARD STREET                 Route 128 Southwest MA                        1                   169,273
                                                                                        -------------------  ---------------------
                                                                                                2                   247,318
                                                                                        -------------------  ---------------------

                                                  TOTAL GREATER BOSTON, MA AREA:               39                 6,542,705


====================================================================================================================================



==========================================================================================
                                                                         ANNUALIZED
                                                                            REVENUE
                                                                                PER
                                                       OCCUPIED %       OCCUPIED SF
                                                       ----------       -----------
      GREATER BOSTON
      OFFICE
             THE PRUDENTIAL CENTER                          99.8%           $ 32.94
             265 FRANKLIN STREET (35% OWNERSHIP)           100.0%             32.82
             ONE CAMBRIDGE CENTER                          100.0%             37.86
             THREE CAMBRIDGE CENTER                        100.0%             28.47
             EIGHT CAMBRIDGE CENTER                        100.0%             26.87
             TEN CAMBRIDGE CENTER                          100.0%             33.25
             ELEVEN CAMBRIDGE CENTER                       100.0%             37.73
             UNIVERSITY PLACE                              100.0%             31.31
             RESERVOIR PLACE                                96.1%             31.07
             204 SECOND AVENUE                             100.0%             26.24
             170 TRACER LANE                               100.0%             38.32
             WALTHAM OFFICE CENTER                         100.0%             28.17
             195 WEST STREET                               100.0%             26.97
             200 WEST STREET                                98.0%             31.66
             10 & 20 BURLINGTON MALL ROAD                   99.0%             27.18
             BEDFORD BUSINESS PARK                         100.0%             20.78
             32 HARTWELL AVENUE                            100.0%             15.42
             91 HARTWELL AVENUE                            100.0%             25.23
             92 HAYDEN AVENUE                               93.1%             26.10
             100 HAYDEN AVENUE                             100.0%             30.00
             33 HAYDEN AVENUE                              100.0%             24.47
             LEXINGTON OFFICE PARK                         100.0%             27.30
             191 SPRING STREET                             100.0%             27.55
             181 SPRING STREET                             100.0%             33.03
             201 SPRING STREET                             100.0%             28.58
             NEWPORT OFFICE PARK                           100.0%             23.27
                                                  ----------------------------------
                                                            99.4%           $ 30.91
                                                  ----------------------------------
      RESEARCH & DEVELOPMENT
             FOURTEEN CAMBRIDGE CENTER                     100.0%             19.23
             BEDFORD BUSINESS PARK                          79.2%             11.73
             17 HARTWELL AVENUE                            100.0%             10.00
             164 LEXINGTON ROAD                            100.0%              9.12
                                                  ----------------------------------
                                                            85.3%           $ 12.34
                                                  ----------------------------------
      INDUSTRIAL
             25-33 DARTMOUTH ROAD                          100.0%              9.84
             40-46 HARVARD STREET                           89.8%              7.03
                                                  ----------------------------------
                                                            93.0%            $ 7.98
                                                  ----------------------------------

                                                            98.0%


==========================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


                                PROPERTY LISTING
                            AS OF SEPTEMBER 30, 2000


====================================================================================================================================


                                                                                              NUMBER OF
                                                                      SUB MARKET              BUILDINGS           SQUARE FEET
                                                                      ----------              ---------           -----------

      GREATER WASHINGTON, D.C.

      OFFICE
             2300 N STREET                               West End Washington DC                     1                276,930
             ONE INDEPENDENCE SQUARE                     Southwest Washington DC                    1                337,794
             TWO INDEPENDENCE SQUARE                     Southwest Washington DC                    1                579,665
             CAPITAL GALLERY                             Southwest Washington DC                    1                396,776
             500 E STREET, N. W.                         Southwest Washington DC                    1                242,769
             METROPOLITAN SQUARE (51% OWNERSHIP)         East End Washington DC                     1                578,340
             1301 NEW YORK AVENUE                        East End Washington DC                     1                168,371
             SUMNER SQUARE                               CBD Washington DC                          1                209,507
             DECOVERLY TWO                               Montgomery County MD                       1                 77,747
             DECOVERLY THREE                             Montgomery County MD                       1                 77,040
             DEMOCRACY CENTER                            Montgomery County MD                       3                680,475
             MONTVALE CENTER                             Montgomery County MD                       1                120,815
             ORBITAL SCIENCES, BUILDINGS ONE AND THREE   Loudoun County                             2                174,832
             THE ARBORETUM                               Fairfax County VA                          1                 95,584
             ONE FREEDOM SQUARE (25% OWNERSHIP)          Fairfax County VA                          1                414,296
             ONE RESTON OVERLOOK                         Fairfax County VA                          1                312,685
             TWO RESTON OVERLOOK                         Fairfax County VA                          1                131,594
             RESTON CORPORATE CENTER                     Fairfax County VA                          2                261,046
             LOCKHEED MARTIN BUILDING                    Fairfax County VA                          1                255,244
             NIMA BUILDING                               Fairfax County VA                          1                263,870
                                                                                              --------------------------------------
                                                                                                   24              5,655,380
                                                                                              --------------------------------------
      RESEARCH & DEVELOPMENT
             FULLERTON SQUARE                            Fairfax County VA                          2                178,294
             SUGARLAND BUSINESS PARK, BUILDING ONE       Fairfax County VA                          1                 52,797
             SUGARLAND BUSINESS PARK, BUILDING TWO       Fairfax County VA                          1                 59,215
             7435 BOSTON BOULEVARD                       Fairfax County VA                          1                103,557
             7451 BOSTON BOULEVARD                       Fairfax County VA                          1                 47,001
             7450 BOSTON BOULEVARD                       Fairfax County VA                          1                 60,827
             7374 BOSTON BOULEVARD                       Fairfax County VA                          1                 57,321
             8000 GRAINGER COURT                         Fairfax County VA                          1                 90,465
             7500 BOSTON BOULEVARD                       Fairfax County VA                          1                 79,971
             7501 BOSTON BOULEVARD                       Fairfax County VA                          1                 75,756
             7601 BOSTON BOULEVARD                       Fairfax County VA                          1                103,750
             7600 BOSTON BOULEVARD                       Fairfax County VA                          1                 69,832
             7375 BOSTON BOULEVARD                       Fairfax County VA                          1                 28,780
             8000 CORPORATE COURT                        Fairfax County VA                          1                 52,539
             7700 BOSTON BOULEVARD                       Fairfax County VA                          1                 82,224
                                                                                              --------------------------------------
                                                                                                   16              1,142,329
                                                                                              --------------------------------------
      INDUSTRIAL
             1950 STANFORD COURT                         Prince Georges County MD                   1                 53,250
             6201 COLUMBIA PARK ROAD                     Prince Georges County MD                   1                100,337
             2000 SOUTH CLUB DRIVE                       Prince Georges County MD                   1                 83,608
                                                                                              --------------------------------------
                                                                                                    3                237,195
                                                                                              --------------------------------------

                                                    TOTAL GREATER WASHINGTON, DC AREA:             43              7,034,904

====================================================================================================================================



==========================================================================================
                                                                           ANNUALIZED
                                                                              REVENUE
                                                                                  PER
                                                         OCCUPIED %       OCCUPIED SF
                                                         ----------       -----------

      GREATER WASHINGTON, D.C.

      OFFICE
             2300 N STREET                                    100.0%         $ 48.35
             ONE INDEPENDENCE SQUARE                          100.0%           38.41
             TWO INDEPENDENCE SQUARE                          100.0%           37.50
             CAPITAL GALLERY                                  100.0%           34.00
             500 E STREET, N. W.                              100.0%           31.29
             METROPOLITAN SQUARE (51% OWNERSHIP)               99.5%           35.21
             1301 NEW YORK AVENUE                             100.0%           33.54
             SUMNER SQUARE                                     95.3%           31.54
             DECOVERLY TWO                                    100.0%           21.92
             DECOVERLY THREE                                  100.0%           21.30
             DEMOCRACY CENTER                                  99.8%           26.41
             MONTVALE CENTER                                   95.5%           20.89
             ORBITAL SCIENCES, BUILDINGS ONE AND THREE        100.0%           22.93
             THE ARBORETUM                                    100.0%           24.76
             ONE FREEDOM SQUARE (25% OWNERSHIP)                95.6%           31.21
             ONE RESTON OVERLOOK                              100.0%           20.72
             TWO RESTON OVERLOOK                              100.0%           30.83
             RESTON CORPORATE CENTER                          100.0%           31.09
             LOCKHEED MARTIN BUILDING                         100.0%           41.67
             NIMA BUILDING                                    100.0%           45.57
                                                         ----------------------------
                                                               99.3%         $ 32.96
                                                         ----------------------------
      RESEARCH & DEVELOPMENT
             FULLERTON SQUARE                                  81.9%           10.35
             SUGARLAND BUSINESS PARK, BUILDING ONE            100.0%           21.72
             SUGARLAND BUSINESS PARK, BUILDING TWO            100.0%           20.79
             7435 BOSTON BOULEVARD                            100.0%           13.33
             7451 BOSTON BOULEVARD                            100.0%           14.76
             7450 BOSTON BOULEVARD                            100.0%           15.96
             7374 BOSTON BOULEVARD                            100.0%           11.30
             8000 GRAINGER COURT                              100.0%           10.82
             7500 BOSTON BOULEVARD                            100.0%           10.95
             7501 BOSTON BOULEVARD                            100.0%           24.25
             7601 BOSTON BOULEVARD                            100.0%           14.99
             7600 BOSTON BOULEVARD                            100.0%           13.96
             7375 BOSTON BOULEVARD                             87.8%           17.13
             8000 CORPORATE COURT                             100.0%            7.50
             7700 BOSTON BOULEVARD                            100.0%           20.88
                                                         ----------------------------
                                                               96.9%         $ 14.77
                                                         ----------------------------
      INDUSTRIAL
             1950 STANFORD COURT                               38.5%            6.27
             6201 COLUMBIA PARK ROAD                           53.9%            8.81
             2000 SOUTH CLUB DRIVE                            100.0%            8.88
                                                         ----------------------------
                                                               66.7%          $ 8.52
                                                         ----------------------------

                                                               97.8%

==========================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


                                PROPERTY LISTING
                            AS OF SEPTEMBER 30, 2000


====================================================================================================================================

                                                                                              NUMBER OF
                                                                      SUB MARKET              BUILDINGS           SQUARE FEET
                                                                      ----------              ---------           -----------

       MIDTOWN MANHATTAN, NY

       OFFICE
              599 LEXINGTON AVENUE                          Park Avenue NY                             1           1,000,497
              280 PARK AVENUE                               Park Avenue NY                             1           1,156,161
              875 THIRD AVENUE                              East Side NY                               1             687,876
                                                                                              --------------------------------------
                                                          TOTAL MIDTOWN MANHATTAN, NY AREA:            3           2,844,534
                                                                                              --------------------------------------
       PRINCETON/EAST BRUNSWICK, NJ

       OFFICE
              101 CARNEGIE CENTER                           Princeton NJ                               1             124,049
              104 CARNEGIE CENTER                           Princeton NJ                               1             102,758
              105 CARNEGIE CENTER                           Princeton NJ                               1              69,648
              201 CARNEGIE CENTER                           Princeton NJ                                -              6,500
              202 CARNEGIE CENTER                           Princeton NJ                               1             128,885
              210 CARNEGIE CENTER                           Princeton NJ                               1             159,498
              211 CARNEGIE CENTER                           Princeton NJ                               1              47,025
              212 CARNEGIE CENTER                           Princeton NJ                               1             150,069
              214 CARNEGIE CENTER                           Princeton NJ                               1             152,214
              206 CARNEGIE CENTER                           Princeton NJ                               1             161,763
              502 CARNEGIE CENTER                           Princeton NJ                               1             116,374
              510 CARNEGIE CENTER                           Princeton NJ                               1             234,160
              504 CARNEGIE CENTER                           Princeton NJ                               1             126,190
              506 CARNEGIE CENTER                           Princeton NJ                               1             150,888
              508 CARNEGIE CENTER                           Princeton NJ                               1             131,085
              ONE TOWER CENTER                              East Brunswick NJ                          1             417,129
                                                                                              --------------------------------------
                                                                                              --------------------------------------
                                                          TOTAL PRINCETON/EAST BRUNSWICK, NJ           15          2,278,235
                                                                                              --------------------------------------
                                                                                              --------------------------------------

       GREATER SAN FRANCISCO, CA

       OFFICE
              EMBARCADERO CENTER ONE                        CBD San Francisco CA                       1             820,817
              EMBARCADERO CENTER TWO                        CBD San Francisco CA                       1             777,896
              EMBARCADERO CENTER THREE                      CBD San Francisco CA                       1             766,404
              EMBARCADERO CENTER FOUR                       CBD San Francisco CA                       1             935,519
              FEDERAL RESERVE                               CBD San Francisco CA                       1             149,592
              WEST TOWER                                    CBD San Francisco CA                       1             475,120
              THE GATEWAY                                   South San Francisco CA                     2             506,395
                                                                                              --------------------------------------
                                                                                                       8           4,431,743
                                                                                              --------------------------------------
       RESEARCH & DEVELOPMENT
                                                                                              --------------------------------------
              HILLTOP OFFICE CENTER                         South San Francisco CA                     9             144,366
                                                                                              --------------------------------------
       INDUSTRIAL
              560 FORBES BLVD                               South San Francisco CA                     1              40,000
              430 ROZZI PLACE                               South San Francisco CA                     1              20,000
              2391 WEST WINTON                              Hayward CA                                 1             220,213
                                                                                              --------------------------------------
                                                                                                       3             280,213
                                                                                              --------------------------------------

                                                            TOTAL GREATER SAN FRANCISCO, CA:           20          4,856,322
                                                                                              ======================================

====================================================================================================================================



==========================================================================================
                                                                           ANNUALIZED
                                                                              REVENUE
                                                                                  PER
                                                         OCCUPIED %       OCCUPIED SF
                                                         ----------       -----------

       MIDTOWN MANHATTAN, NY

       OFFICE
              599 LEXINGTON AVENUE                           100.0%         $ 54.17
              280 PARK AVENUE                                 98.2%           46.11
              875 THIRD AVENUE                                99.6%           47.33
                                                         ---------------------------
                                                              99.2%         $ 49.26
                                                         ---------------------------
       PRINCETON/EAST BRUNSWICK, NJ

       OFFICE
              101 CARNEGIE CENTER                            100.0%           24.63
              104 CARNEGIE CENTER                            100.0%           28.25
              105 CARNEGIE CENTER                            100.0%           27.00
              201 CARNEGIE CENTER                            100.0%           21.62
              202 CARNEGIE CENTER                            100.0%           27.91
              210 CARNEGIE CENTER                            100.0%           27.19
              211 CARNEGIE CENTER                            100.0%           22.53
              212 CARNEGIE CENTER                            100.0%           27.86
              214 CARNEGIE CENTER                             92.4%           27.20
              206 CARNEGIE CENTER                            100.0%           26.84
              502 CARNEGIE CENTER                             98.2%           27.26
              510 CARNEGIE CENTER                            100.0%           24.90
              504 CARNEGIE CENTER                            100.0%           24.71
              506 CARNEGIE CENTER                            100.0%           25.80
              508 CARNEGIE CENTER                            100.0%           25.60
              ONE TOWER CENTER                               100.0%           31.50
                                                         ---------------------------
                                                              99.4%         $ 27.28
                                                         ---------------------------

       GREATER SAN FRANCISCO, CA

       OFFICE
              EMBARCADERO CENTER ONE                          98.7%           34.63
              EMBARCADERO CENTER TWO                          98.1%           37.02
              EMBARCADERO CENTER THREE                        98.0%           34.56
              EMBARCADERO CENTER FOUR                         99.7%           38.40
              FEDERAL RESERVE                                 99.2%           43.80
              WEST TOWER                                      99.0%           43.66
              THE GATEWAY                                     96.8%           33.70
                                                         ---------------------------
                                                              98.5%         $ 37.02
                                                         ---------------------------
       RESEARCH & DEVELOPMENT
                                                         ---------------------------
              HILLTOP OFFICE CENTER                           97.1%         $ 12.92
                                                         ---------------------------
       INDUSTRIAL
              560 FORBES BLVD                                100.0%            9.72
              430 ROZZI PLACE                                100.0%           11.12
              2391 WEST WINTON                               100.0%            4.58
                                                         ---------------------------
                                                             100.0%          $ 5.78
                                                         ---------------------------

                                                              98.5%
                                                         ===========

==========================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


                                PROPERTY LISTING
                            AS OF SEPTEMBER 30, 2000


====================================================================================================================================
                                                                                                                          ANNUALIZED
                                                                                                                             REVENUE
                                                                                NUMBER OF                                        PER
                                                      SUB MARKET                BUILDINGS    SQUARE FEET     OCCUPIED %  OCCUPIED SF


      BALTIMORE, MD

      OFFICE
             CANDLER BUILDING             Baltimore MD                               1              537,363      100.0%      $ 16.88
             100 EAST PRATT STREET        Baltimore MD                               1              634,236      100.0%        27.89
                                                                             -------------------------------------------------------
                                          TOTAL BALTIMORE MD AREA:                   2            1,171,599      100.0%      $ 22.84
                                                                             -------------------------------------------------------

      RICHMOND, VA

      OFFICE
             RIVERFRONT PLAZA             Richmond VA                                1              894,015      100.0%      $ 22.47
                                                                             -------------------------------------------------------

      BUCKS COUNTY, PA

      INDUSTRIAL
             38 CABOT BOULEVARD           Bucks County PA                            1              161,000      100.0%       $ 4.47
                                                                             -------------------------------------------------------

                                                TOTAL IN-SERVICE PROPERTIES:        124          25,783,314       98.5%
                                                                             ===========================================







===================================================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                      TOP 20 TENANTS BY SQUARE FEET LEASED


===============================================================================================

                               TENANT                         SQ. FT.         % OF PORTFOLIO
                --------------------------------------     ---------------    -------------

            1    U.S. Government                                2,026,870            7.60%
            2    Lockheed Martin Corporation                      716,653            2.69%
            3    Gillette Company                                 488,177            1.83%
            4    Washington Group International                   473,429            1.78%
            5    Shearman & Sterling                              433,407            1.63%
            6    Marsh & McLennan, Inc.                           366,102            1.37%
            7    TRW                                              331,048            1.25%
            8    Hunton & Williams                                322,829            1.21%
            9    Covance, Inc.                                    321,261            1.21%
           10    Debevoise & Plimpton                             307,125            1.15%
           11    AT & T                                           300,755            1.13%
           12    First Union                                      276,843            1.04%
           13    T. Rowe Price Associates, Inc.                   276,665            1.04%
           14    Andersen Consulting                              265,622            1.00%
           15    Parexel International Corp.                      265,050            0.99%
           16    Deutsche Bank                                    243,722            0.91%
           17    Donaldson, Lufkin and Jenrette                   237,896            0.89%
           18    John Hancock Advisors                            233,516            0.88%
           19    Biogen, Inc.                                     220,026            0.83%
           20    Orrick, Herrington & Sutcliffe                   210,885            0.79%

===============================================================================================


                    MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT


===============================================================================================

                               TENANT                         SQ. FT.
                --------------------------------------     ---------------
                Ernst & Young, LLP                              1,062,203
                Parametric Technology Corporation                 381,000
                Tellabs Operations, Inc.                          259,918
                United States of America                          235,201
                Palmer & Dodge                                    204,412

===============================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                            PORTFOLIO OVERVIEW - FFO


  PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS (1) FOR IN-SERVICE PROPERTIES BY
     LOCATION AND TYPE OF PROPERTY FOR THE QUARTER ENDED SEPTEMBER 30, 2000


================================================================================================================

                     GEOGRAPHIC AREA          OFFICE (2)    R&D      INDUSTRIAL HOTEL       GARAGE     TOTAL
                     ---------------          ----------    ---      ---------- -----       ------     -----

               Greater Boston                    19.9%       0.6%       0.2%      7.3%       0.5%       28.5%
               Greater Washington, D.C.          20.0%       2.5%       0.1%       n/a        n/a       22.6%
               Greater San Francisco             20.1%       0.2%       0.3%       n/a        n/a       20.6%
               Midtown Manhattan                 15.2%        n/a        n/a       n/a        n/a       15.2%
               Baltimore, MD                      3.5%        n/a        n/a       n/a        n/a        3.5%
               Richmond, VA                       2.8%        n/a        n/a       n/a        n/a        2.8%
               Princeton/East Brunswick, NJ       6.8%        n/a        n/a       n/a        n/a        6.8%
               Bucks County, PA                    n/a        n/a       0.1%       n/a        n/a        0.1%
                                              ---------   --------   --------  --------   --------    --------
                       Total                     88.3%       3.3%       0.7%      7.3%       0.5%      100.0%
                                              =========   ========   ========  ========   ========    ========

================================================================================================================

(1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.
(2) Includes Retail Center FFO (Prudential Center Boston and Center).

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


                               OCCUPANCY ANALYSIS


                      SAME PROPERTY OCCUPANCY - BY LOCATION

        =============================================================

           LOCATION                 30-SEP-00     30-SEP-99

           Greater Boston, MA            97.9%         98.4%
           Greater Washington, D.C.      97.7%         96.0%
           Midtown Manhattan, NY         99.2%         99.9%
           Baltimore, MD                100.0%        100.0%
           Princeton/East Brunswick, NJ  99.3%         99.0%
           Richmond, VA                 100.0%         97.1%
           Greater San Francisco, CA     98.7%         97.9%
           Bucks County, PA             100.0%        100.0%
                                    -----------   -----------
              Total Portfolio            98.5%         98.0%
                                    ===========   ===========

        =============================================================

                       SAME PROPERTY - BY TYPE OF PROPERTY

        =============================================================

                                         30-SEP-00     30-SEP-99
           Total Office Portfolio            99.3%         98.6%
           Total R&D Portfolio               93.4%         95.6%
           Total Industrial Portfolio        89.6%         90.4%
                                        -----------   -----------
           Total Portfolio                   98.5%         98.0%
                                        ===========   ===========

        =============================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                          IN-SERVICE OFFICE PROPERTIES

                                LEASE EXPIRATIONS


     ===============================================================================================================================


                                                                                     ANNUALIZED
                           RENTABLE SQUARE            CURRENT ANNUALIZED           REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO            REVENUES UNDER             EXPIRING LEASES         PERCENTAGE OF TOTAL
        EXPIRATION         EXPIRING LEASES             EXPIRING LEASES          WITH FUTURE STEP-UPS      SQUARE FEET EXPIRING
        -------------     -------------------         ------------------        --------------------      --------------------

           2000                         371,795              $ 13,683,429                $ 14,019,006             1.66%
           2001                       1,954,763                60,072,716                  62,227,620             8.75%
           2002                       1,951,568                74,790,328                  75,982,162             8.73%
           2003                       1,928,122                62,236,628                  66,024,378             8.63%
           2004                       2,484,088                86,805,941                  90,042,638            11.11%
           2005                       2,182,092                71,061,369                  77,175,748             9.76%
           2006                       2,938,252                96,992,025                 107,306,953            13.14%
           2007                       1,428,857                52,678,632                  55,300,569             6.39%
           2008                         864,909                30,690,476                  28,949,226             3.87%
           2009                       1,843,550                59,584,098                  74,022,566             8.25%
        Thereafter                    4,776,456               168,566,969                 201,310,214            21.37%

     ===============================================================================================================================


                              OCCUPANCY BY LOCATION


     ===============================================================================================================================

                                                                30-SEP-00                   30-SEP-99
                      Greater Boston, MA                            99.4%                       97.6%
                      Greater Washington, D.C.                      99.3%                       98.0%
                      Midtown Manhattan, NY                         99.2%                       99.9%
                      Baltimore, MD                                100.0%                      100.0%
                      Richmond, VA                                 100.0%                       97.1%
                      Princeton/East Brunswick, NJ                  99.4%                       99.1%
                      Greater San Francisco, CA                     98.5%                       97.9%
                      Bucks County, PA                                n/a                         n/a
                                                     ---------------------      ----------------------
                         Total Office Portfolio                     99.2%                       98.3%
                                                     =====================      ======================

     ===============================================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


                            IN-SERVICE R&D PROPERTIES

                                LEASE EXPIRATIONS


     ===============================================================================================================================


                                                                                    ANNUALIZED
                                 RENTABLE SQUARE           CURRENT ANNUALIZED     REVENUES UNDER
            YEAR OF LEASE      FOOTAGE SUBJECT TO            REVENUES UNDER       EXPIRING LEASES             PERCENTAGE OF TOTAL
            EXPIRATION          EXPIRING LEASES             EXPIRING LEASES       WITH FUTURE STEP-UPS       SQUARE FEET EXPIRING
            -------------      ------------------          ------------------     --------------------       --------------------

               2000                      162,365           $ 1,811,046               $ 1,811,046             10.44%
               2001                      265,881             3,307,915                 3,381,473             17.10%
               2002                      312,617             4,401,635                 4,472,016             20.11%
               2003                      102,807             1,348,760                 1,391,633              6.61%
               2004                       62,821               886,369                   972,346              4.04%
               2005                      144,755             1,673,499                 1,888,034              9.31%
               2006                      203,000             2,487,710                 2,600,210             13.06%
               2007                      157,895             2,852,803                 3,098,987             10.16%
               2008                          -                     -                         -                  -
               2009                          -                     -                         -                  -
            Thereafter                   304,813             5,109,816                 6,292,573             19.61%

     ===============================================================================================================================


                              OCCUPANCY BY LOCATION


     ===============================================================================================================================

                                                                 30-SEP-00                 30-SEP-00
                            Greater Boston, MA                       85.3%                    100.0%
                            Greater Washington, D.C.                 96.9%                     94.0%
                            Midtown Manhattan, NY                      n/a                       n/a
                            Baltimore, MD                              n/a                       n/a
                            Richmond, VA                               n/a                       n/a
                            Princeton/East Brunswick, NJ               n/a                       n/a
                            Greater San Francisco, CA                97.1%                     97.9%
                            Bucks County, PA                           n/a                       n/a
                                                          -----------------    ----------------------
                               Total R&D Portfolio                   93.4%                     95.9%
                                                          =================    ======================

     ===============================================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


                        IN-SERVICE INDUSTRIAL PROPERTIES

                                LEASE EXPIRATIONS


     ===============================================================================================================================


                                                                                     ANNUALIZED
                               RENTABLE SQUARE           CURRENT ANNUALIZED        REVENUES UNDER
          YEAR OF LEASE      FOOTAGE SUBJECT TO            REVENUES UNDER          EXPIRING LEASES          PERCENTAGE OF TOTAL
            EXPIRATION        EXPIRING LEASES             EXPIRING LEASES       WITH FUTURE STEP-UPS       SQUARE FEET EXPIRING
          -------------      ------------------          ------------------     --------------------       --------------------

               2000                       56,747                  $ 540,075                 $ 540,075              7.34%
               2001                       60,000                    256,085                   256,085              7.77%
               2002                      184,904                    927,039                   927,039             23.93%
               2003                      147,305                    989,907                 1,053,959             19.06%
               2004                      235,076                  1,369,608                 1,463,108             30.42%
               2005                       20,500                    128,548                   140,832              2.65%
               2006                       21,298                    227,605                   288,432              2.76%
               2007                       20,000                    222,456                   258,783              2.59%
               2008                       83,608                    742,152                   815,347             10.82%
               2009                            -                          -                         -                 -
            Thereafter                         -                          -                         -                 -

     ===============================================================================================================================


                              OCCUPANCY BY LOCATION


     ===============================================================================================================================

                                                                  30-SEP-00                 30-SEP-99
                            Greater Boston, MA                        93.0%                     93.0%
                            Greater Washington, D.C.                  66.7%                     78.2%
                            Midtown Manhattan, NY                       n/a                       n/a
                            Baltimore, MD                               n/a                       n/a
                            Richmond, VA                                n/a                       n/a
                            Princeton/East Brunswick, NJ                n/a                       n/a
                            Greater San Francisco, CA                100.0%                     92.9%
                            Bucks County, PA                         100.0%                    100.0%
                                                         -------------------    ----------------------
                               Total Industrial Portfolio             89.6%                     90.4%
                                                         ===================    ======================

     ===============================================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000


                               GRAND TOTAL OF ALL
                              IN-SERVICE PROPERTIES

                                LEASE EXPIRATION


====================================================================================================================================


                                                                                     ANNUALIZED
                               RENTABLE SQUARE           CURRENT ANNUALIZED        REVENUES UNDER
          YEAR OF LEASE      FOOTAGE SUBJECT TO            REVENUES UNDER          EXPIRING LEASES          PERCENTAGE OF TOTAL
            EXPIRATION        EXPIRING LEASES             EXPIRING LEASES       WITH FUTURE STEP-UPS       SQUARE FEET EXPIRING
          -------------      ------------------          ------------------     --------------------       --------------------

          2000                       590,907              $ 16,034,550             $ 16,370,127              2.34%
          2001                     2,280,644                63,636,716               65,865,178              9.02%
          2002                     2,449,089                80,119,002               81,381,217              9.69%
          2003                     2,178,234                64,575,295               68,469,970              8.62%
          2004                     2,781,985                89,061,918               92,478,092             11.01%
          2005                     2,347,347                72,863,416               79,204,614              9.29%
          2006                     3,162,550                99,707,340              110,195,595             12.51%
          2007                     1,606,752                55,753,891               58,658,339              6.36%
          2008                       948,517                31,432,628               29,764,573              3.75%
          2009                     1,843,550                59,584,098               74,022,566              7.30%
       Thereafter                  5,081,269               173,676,785              207,602,787             20.11%

====================================================================================================================================


                              OCCUPANCY BY LOCATION


====================================================================================================================================

                                                                     30-SEP-00                30-SEP-99
                        Greater Boston, MA                               98.0%                    97.6%
                        Greater Washington, D.C.                         97.8%                    96.5%
                        Midtown Manhattan, NY                            99.2%                    99.9%
                        Baltimore, MD                                   100.0%                   100.0%
                        Richmond, VA                                    100.0%                    97.1%
                        Princeton/East Brunswick, NJ                     99.4%                    99.1%
                        Greater San Francisco, CA                        98.5%                    97.6%
                        Bucks County, PA                                100.0%                   100.0%
                                                           --------------------    ---------------------
                           Total Portfolio                               98.5%                    97.8%
                                                           ====================    =====================

====================================================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                      IN-SERVICE GREATER BOSTON PROPERTIES

                                LEASE EXPIRATIONS





                                 GREATER BOSTON
      ======================================================================================


                                            OFFICE
                           -----------------------------------------------------------------


                           RENTABLE SQUARE       CURRENT ANNUALIZED      REVENUES UNDER
           YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER         EXPIRING LEASES
             EXPIRATION    EXPIRING LEASES        EXPIRING LEASES       WITH FUTURE STEP-UPS
             ----------    ----------------       ---------------       --------------------

                2000          104,668             $ 5,349,734            $ 5,568,170
                2001          715,084              19,308,940             20,674,415
                2002          413,284              12,610,975             12,796,292
                2003          598,366              17,293,463             19,155,467
                2004          725,405              26,734,880             28,397,582
                2005          814,624              28,115,055             29,663,492
                2006          508,357              15,777,230             17,669,256
                2007          249,111               8,408,677              9,556,214
                2008            5,526                 690,634                795,402
                2009          932,908              29,158,664             34,886,475
          Thereafter          497,190              12,152,678             18,484,240

      ======================================================================================


      =======================================================================================================


                                                    R&D
                           -------------------------------------------------------------------------------

                                                                                      ANNUALIZED
                              RENTABLE SQUARE         CURRENT ANNUALIZED             REVENUES UNDER
           YEAR OF LEASE     FOOTAGE SUBJECT TO         REVENUES UNDER               EXPIRING LEASES
             EXPIRATION       EXPIRING LEASES          EXPIRING LEASES            WITH FUTURE STEP-UPS
             ----------    ----------------------     ------------------          ---------------------

                2000                --                    $        --              $        --
                2001                --                             --                       --
                2002            94,140                        884,697                  892,197
                2003            50,704                        599,458                  599,458
                2004                --                             --                       --
                2005                --                             --                       --
                2006           203,000                      2,487,710                2,600,210
                2007            50,000                        475,000                  675,000
                2008                --                             --                       --
                2009                --                             --                       --
          Thereafter            67,362                      1,295,391                1,601,888

      =======================================================================================================


      =======================================================================================================


                                                       INDUSTRIAL
                           ----------------------------------------------------------------------------------

                                                                                          ANNUALIZED
                                  RENTABLE SQUARE           CURRENT ANNUALIZED           REVENUES UNDER
           YEAR OF LEASE         FOOTAGE SUBJECT TO           REVENUES UNDER             EXPIRING LEASES
             EXPIRATION           EXPIRING LEASES             EXPIRING LEASES         WITH FUTURE STEP-UPS
           -------------         ------------------         ------------------        --------------------

                2000                   56,747                 $   540,075                 $   540,075
                2001                      --
                2002                   23,904                     207,563                     207,563
                2003                  128,105                     861,075                     925,127
                2004                       --                          --                          --
                2005                       --                          --                          --
                2006                   21,298                     227,605                     288,432
                2007                       --                          --                          --
                2008                       --                          --                          --
                2009                       --                          --                          --
          Thereafter                       --                          --                          --

      =======================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                   IN-SERVICE GREATER WASHINGTON DC PROPERTIES

                                LEASE EXPIRATIONS




                               GREATER WASHINGTON
     ==============================================================================================


                                                         OFFICE
                       ----------------------------------------------------------------------------

                                                                            ANNUALIZED
                            RENTABLE SQUARE    CURRENT ANNUALIZED          REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO     REVENUES UNDER            EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES       EXPIRING LEASES          WITH FUTURE STEP-UPS
        ----------        ----------------      ---------------          --------------------

           2000              115,181             $ 3,098,664                $ 3,098,664
           2001              262,256               7,888,888                  7,951,762
           2002              241,406               6,537,171                  6,838,122
           2003              176,399               4,987,331                  5,645,700
           2004              489,094              15,999,434                 16,754,931
           2005              406,638              12,863,168                 14,709,966
           2006              783,891              30,900,794                 33,425,199
           2007              532,014              19,006,080                 16,295,416
           2008              371,709              15,026,962                 11,662,637
           2009              399,964              13,458,454                 20,039,418
     Thereafter            1,829,377              56,011,460                 65,626,481

     ==============================================================================================


     =======================================================================================

                                                           R&D
                       -------------------------------------------------------------------

                                                                       ANNUALIZED
                           RENTABLE SQUARE      CURRENT ANNUALIZED   REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES       EXPIRING LEASES    WITH FUTURE STEP-UPS
        ----------        ------------------      ---------------   --------------------

           2000                   159,365          $ 1,775,691          $ 1,775,691
           2001                   234,184            2,913,118            2,982,309
           2002                   175,991            2,987,413            3,033,825
           2003                    23,439              330,438              347,548
           2004                    62,821              886,369              972,346
           2005                   110,436            1,264,761            1,407,615
           2006                        --                   --                   --
           2007                   107,895            2,377,803            2,423,987
           2008                        --                   --                   --
           2009                        --                   --                   --
     Thereafter                   237,451            3,814,425            4,690,685

     =======================================================================================


     =======================================================================================


                                                      INDUSTRIAL
                         ------------------------------------------------------------------

                                                                       ANNUALIZED
                         RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
        YEAR OF LEASE    FOOTAGE SUBJECT TO    REVENUES UNDER         EXPIRING LEASES
        EXPIRATION        EXPIRING LEASES      EXPIRING LEASES      WITH FUTURE STEP-UPS
        ----------       -----------------     ---------------      --------------------

           2000
           2001                    --                   --                   --
           2002                    --                   --                   --
           2003                19,200              128,832              128,832
           2004                34,863              228,725              245,374
           2005                20,500              128,548              140,832
           2006                    --                   --                   --
           2007                    --                   --                   --
           2008                83,608              742,152              815,347
           2009
     Thereafter                    --                   --                   --

     =======================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                   IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

                                LEASE EXPIRATIONS




                              GREATER SAN FRANCISCO
     ==============================================================================================

                                                           OFFICE
                       ----------------------------------------------------------------------------

                                                                                ANNUALIZED
                            RENTABLE SQUARE           CURRENT ANNUALIZED      REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO            REVENUES UNDER        EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES              EXPIRING LEASES      WITH FUTURE STEP-UPS
        -------------     -------------------         ------------------     --------------------

           2000                    59,960               $ 2,425,817               $ 2,476,958
           2001                   294,343                10,408,123                10,493,241
           2002                   325,647                10,933,133                11,469,778
           2003                   652,372                25,170,913                25,679,650
           2004                   726,150                29,725,794                30,328,979
           2005                   340,100                13,638,490                15,389,388
           2006                   882,337                30,523,008                34,478,477
           2007                   403,989                14,991,067                18,033,192
           2008                   167,514                 6,469,189                 6,642,018
           2009                   267,226                10,387,601                11,136,488
     Thereafter                   247,655                11,733,887                17,164,068

     ==============================================================================================



     ===================================================================================

                                                   R&D
                       ---------------------------------------------------------------

                                                                     ANNUALIZED
                         RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
        YEAR OF LEASE   FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASES
        EXPIRATION      EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
        -------------  -------------------    ---------------   --------------------

           2000                   3,000         $    35,355         $    35,355
           2001                  31,697             394,797             399,164
           2002                  42,486             529,525             545,994
           2003                  28,664             418,864             444,627
           2004                      --                  --                  --
           2005                  34,319             408,738             480,419
           2006                      --                  --                  --
           2007                      --                  --                  --
           2008                      --                  --                  --
           2009                      --                  --                  --
     Thereafter                      --                  --                  --

     ===================================================================================



     ======================================================================================

                                               INDUSTRIAL
                       ----------------------------------------------------------------

                                                                      ANNUALIZED
                        RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
        YEAR OF LEASE  FOOTAGE SUBJECT TO   REVENUES UNDER         EXPIRING LEASES
        EXPIRATION     EXPIRING LEASES      EXPIRING LEASES      WITH FUTURE STEP-UPS
        -------------  ------------------   ------------------   --------------------

           2000                      --       $       --               $        --
           2001                  60,000          256,085                   256,085
           2002                      --               --                        --
           2003                      --               --                        --
           2004                 200,213        1,140,883                 1,217,734
           2005                      --               --                        --
           2006                      --               --                        --
           2007                  20,000          222,456                   258,783
           2008                      --               --                        --
           2009                      --               --                        --
     Thereafter                      --               --                        --

     ======================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                         IN-SERVICE NEW YORK PROPERTIES

                                LEASE EXPIRATIONS




                               MID-TOWN MANHATTAN
     ==================================================================================================


                                                          OFFICE
                      ------------------------------------------------------------------------------

                                                                                   ANNUALIZED
                           RENTABLE SQUARE            CURRENT ANNUALIZED         REVENUES UNDER
        YEAR OF LEASE    FOOTAGE SUBJECT TO             REVENUES UNDER           EXPIRING LEASES
        EXPIRATION        EXPIRING LEASES              EXPIRING LEASES          WITH FUTURE STEP-UPS
        -------------    ------------------           -------------------       --------------------


           2000                        --               $        --               $        --
           2001                   128,591                 7,267,795                 7,288,566
           2002                   761,144                39,789,028                39,887,377
           2003                   191,231                 7,692,826                 7,737,240
           2004                    18,275                 1,001,494                 1,047,505
           2005                    55,239                 2,745,242                 2,893,125
           2006                    25,440                 1,170,140                 1,239,494
           2007                   142,895                 7,003,855                 8,066,889
           2008                   114,411                 4,909,399                 5,421,829
           2009                    36,802                 2,207,096                 2,618,182
     Thereafter                 1,351,986                66,885,432                76,835,526



     ==================================================================================================



     =================================================================================


                                                 R&D
                      -------------------------------------------------------------

                                                                   ANNUALIZED
                       RENTABLE SQUARE      CURRENT ANNUALIZED    REVENUES UNDER
        YEAR OF LEASE  FOOTAGE SUBJECT TO   REVENUES UNDER        EXPIRING LEASES
        EXPIRATION     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS
        -------------  ------------------   -----------------   --------------------


           2000             -               $   --              $    --
           2001             -                   --                   --
           2002             -                   --                   --
           2003             -                   --                   --
           2004             -                   --                   --
           2005             -                   --                   --
           2006             -                   --                   --
           2007             -                   --                   --
           2008             -                   --                   --
           2009             -                   --                   --
     Thereafter             -                   --                   --



     =================================================================================



     =====================================================================================


                                             INDUSTRIAL
                      ----------------------------------------------------------------

                                                                     ANNUALIZED
                        RENTABLE SQUARE      CURRENT ANNUALIZED      REVENUES UNDER
        YEAR OF LEASE    FOOTAGE SUBJECT TO  REVENUES UNDER         EXPIRING LEASES
        EXPIRATION       EXPIRING LEASES     EXPIRING LEASES      WITH FUTURE STEP-UPS
        -------------   -------------------  ------------------   --------------------


           2000             -               $   --                  $   --
           2001             -                   --                      --
           2002             -                   --                      --
           2003             -                   --                      --
           2004             -                   --                      --
           2005             -                   --                      --
           2006             -                   --                      --
           2007             -                   --                      --
           2008             -                   --                      --
           2009             -                   --                      --
     Thereafter             -                   --                      --



     =====================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

                                LEASE EXPIRATIONS




                            PRINCETON/EAST BRUNSWICK
     ==================================================================================================


                                                            OFFICE
                       ----------------------------------------------------------------------------

                                                                                    ANNUALIZED
                            RENTABLE SQUARE           CURRENT ANNUALIZED          REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO            REVENUES UNDER            EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES              EXPIRING LEASES          WITH FUTURE STEP-UPS
        -------------     ------------------          ------------------         --------------------

           2000                    86,595               $ 2,679,051               $ 2,679,051
           2001                   431,633                12,652,418                12,794,543
           2002                    30,959                   889,142                   889,142
           2003                   121,909                 3,168,639                 3,338,652
           2004                   392,763                10,748,152                10,750,714
           2005                   166,774                 4,305,384                 4,763,388
           2006                    39,462                 1,109,681                 1,186,567
           2007                    56,720                 1,551,749                 1,672,441
           2008                    15,243                   428,358                   466,465
           2009                    82,242                 2,287,793                 2,585,095
     Thereafter                   835,586                21,618,228                23,020,583

     ==================================================================================================



     =======================================================================================


                                                   R&D
                       ---------------------------------------------------------------

                                                                      ANNUALIZED
                         RENTABLE SQUARE      CURRENT ANNUALIZED    REVENUES UNDER
        YEAR OF LEASE   FOOTAGE SUBJECT TO    REVENUES UNDER        EXPIRING LEASES
        EXPIRATION      EXPIRING LEASES       EXPIRING LEASES      WITH FUTURE STEP-UPS
        -------------   ------------------    ------------------   --------------------

           2000                -                  $--                  $--
           2001                -                   --                   --
           2002                -                   --                   --
           2003                -                   --                   --
           2004                -                   --                   --
           2005                -                   --                   --
           2006                -                   --                   --
           2007                -                   --                   --
           2008                -                   --                   --
           2009                -                   --                   --
     Thereafter                -                   --                   --

     =======================================================================================



     =======================================================================================


                                                INDUSTRIAL
                       -----------------------------------------------------------------

                                                                        ANNUALIZED
                          RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
        YEAR OF LEASE    FOOTAGE SUBJECT TO   REVENUES UNDER         EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES      EXPIRING LEASES      WITH FUTURE STEP-UPS
        -------------     -----------------     ---------------      --------------------

           2000               -                     $--                     $--
           2001               -                      --                      --
           2002               -                      --                      --
           2003               -                      --                      --
           2004               -                      --                      --
           2005               -                      --                      --
           2006               -                      --                      --
           2007               -                      --                      --
           2008               -                      --                      --
           2009               -                      --                      --
     Thereafter               -                      --                      --

     =======================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                           IN-SERVICE OTHER PROPERTIES

                                LEASE EXPIRATIONS




         OTHER PROPERTIES (RICHMOND VA, BALTIMORE MD, BUCKS COUNTY, PA)
     ==================================================================================================


                                                            OFFICE
                       ----------------------------------------------------------------------------

                                                                                    ANNUALIZED
                            RENTABLE SQUARE           CURRENT ANNUALIZED          REVENUES UNDER
        YEAR OF LEASE     FOOTAGE SUBJECT TO            REVENUES UNDER            EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES              EXPIRING LEASES          WITH FUTURE STEP-UPS
        -------------     ------------------          ------------------         --------------------


           2000                     5,391               $   130,163               $   196,163
           2001                   122,856                 2,546,552                 3,025,093
           2002                   179,128                 4,030,879                 4,101,451
           2003                   187,845                 3,923,456                 4,467,669
           2004                   132,401                 2,596,187                 2,762,927
           2005                   398,717                 9,394,030                 9,756,389
           2006                   698,765                17,511,172                19,307,960
           2007                    44,128                 1,717,204                 1,676,417
           2008                   190,506                 3,165,934                 3,960,875
           2009                   124,408                 2,084,490                 2,756,908
     Thereafter                    14,662                   165,284                   179,316

     ==================================================================================================



     =======================================================================================


                                                   R&D
                       ---------------------------------------------------------------

                                                                      ANNUALIZED
                         RENTABLE SQUARE      CURRENT ANNUALIZED    REVENUES UNDER
        YEAR OF LEASE   FOOTAGE SUBJECT TO    REVENUES UNDER        EXPIRING LEASES
        EXPIRATION      EXPIRING LEASES       EXPIRING LEASES      WITH FUTURE STEP-UPS
        -------------   ------------------    ------------------   --------------------


           2000             -                       $--                   $--
           2001             -                        --                    --
           2002             -                        --                    --
           2003             -                        --                    --
           2004             -                        --                    --
           2005             -                        --                    --
           2006             -                        --                    --
           2007             -                        --                    --
           2008             -                        --                    --
           2009             -                        --                    --
     Thereafter             -                        --                    --

     =======================================================================================



     =======================================================================================


                                                INDUSTRIAL
                       -----------------------------------------------------------------

                                                                        ANNUALIZED
                          RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
        YEAR OF LEASE    FOOTAGE SUBJECT TO   REVENUES UNDER         EXPIRING LEASES
        EXPIRATION         EXPIRING LEASES      EXPIRING LEASES      WITH FUTURE STEP-UPS
        -------------     -----------------     ---------------      --------------------


           2000                     --           $        --               $        --
           2001                     --                    --                        --
           2002                161,000               719,476                   719,476
           2003                     --                    --                        --
           2004                     --                    --                        --
           2005                     --                    --                        --
           2006                     --                    --                        --
           2007                     --                    --                        --
           2008                     --                    --                        --
           2009                     --                    --                        --
     Thereafter                     --                    --                        --

     =======================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                                HOTEL PERFORMANCE


                              SAME PROPERTY HOTELS


                          LONG WHARF MARRIOTT - BOSTON
====================================================================================================================================

                              THIRD QUARTER            THIRD QUARTER          PERCENT            YTD               YTD       PERCENT
                                  2000                     1999               CHANGE             2000             1999       CHANGE
                                  ----                     ----               ------             ----             ----       ------

      Occupancy                     93.4%                  93.5%                   -0.1%            91.2%          89.0%        2.5%

       Average Daily Rate    $    284.84             $    249.11                   14.3%      $    250.61    $    228.96        9.5%

       REVPAR                $    266.04             $    232.92                   14.2%      $    228.56    $    203.77       12.2%

====================================================================================================================================

                     CAMBRIDGE CENTER MARRIOTT
====================================================================================================================================

                              THIRD QUARTER            THIRD QUARTER          PERCENT            YTD               YTD       PERCENT
                                  2000                     1999               CHANGE             2000             1999       CHANGE
                                  ----                     ----               ------             ----             ----       ------


      Occupancy                     91.6%                   88.2%                 3.9%              87.7%          85.5%       2.6%

       Average Daily Rate    $    214.35             $    187.17                 14.5%        $   202.18    $    181.65       11.3%

       REVPAR                $    196.34             $    165.08                 18.9%        $   177.31    $    155.31       14.2%

====================================================================================================================================

                     RESIDENCE INN BY MARRIOTT
====================================================================================================================================
                              THIRD QUARTER            THIRD QUARTER          PERCENT            YTD              YTD       PERCENT
                                  2000                     1999               CHANGE             2000            1999(1)    CHANGE
                                  ----                     ----               ------             ----             ----       ------


      Occupancy                     97.6%                  91.1%              7.1%              92.9%            82.8%       12.2%

       Average Daily Rate    $    177.56             $    157.08             13.0%         $   168.94      $    151.14       11.8%

       REVPAR                $    173.30             $    143.10             21.1%         $   156.95      $    125.14       25.4%

====================================================================================================================================

                      TOTAL SAME PROPERTY HOTEL PERFORMANCE
====================================================================================================================================
                              THIRD QUARTER            THIRD QUARTER          PERCENT            YTD               YTD       PERCENT
                                  2000                     1999               CHANGE             2000             1999       CHANGE
                                  ----                     ----               ------             ----             ----       ------


      Occupancy                      93.5%                 90.8%               3.0%              90.1%            86.3%        4.4%

       Average Daily Rate     $    233.52            $    204.48              14.2%        $    213.68     $    193.30        10.5%

       REVPAR                 $    218.09            $    186.35              17.0%        $    192.59     $    167.47        15.0%

====================================================================================================================================

                           (1)  Operational as of 2/01/99

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                            SAME PROPERTY PERFORMANCE


                  OFFICE, R&D, INDUSTRIAL AND HOTEL PROPERTIES

====================================================================================================================================

                                                  OFFICE        R&D          INDUSTRIAL        HOTEL           GARAGE       TOTAL
                                                  ------        ---          ----------        -----           ------       -----
Number of Properties                                  70                30            9            3              1              113
Square feet                                   20,416,860         1,831,901      925,726      937,874        332,442       24,444,803
Percent of in-service properties                   88.7%            100.0%       100.0%       100.0%           100%            87.2%
Occupancy @ 09/30/99                               98.6%             95.6%        90.4%        --               --             98.0%
Occupancy @ 09/30/00                               99.3%             93.4%        89.6%        --               --             98.4%
Percent change from 3rd quarter 2000
    over 3rd quarter 1999:
      Revenue                                       5.5%             -4.3%        10.4%        21.4%          44.2%            6.2%
      Expense                                       0.0%              8.8%         9.7%         9.2%          23.0%            0.6%
      Net Operating Income                          8.5%             -9.9%        10.6%        23.1%          52.9%            9.1%

====================================================================================================================================

         SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED SEPTEMBER 30, 2000


====================================================================================================================================

                                                        OFFICE               R&D           INDUSTRIAL             TOTAL
                                                      --------            --------         ----------           --------
Vacant space available @ 7/01/00 (sf)                   92,042             160,438             90,163            342,643
Square footage of leases expiring or
   terminated 07/01/00-09/30/00                        389,122              30,148              6,125            425,395
                                                      --------            --------           --------           --------
Total space for lease (sf)                             481,164             190,586             96,288            768,038
                                                      ========            ========           ========           ========
New tenants (sf)                                       271,129              61,087                 --            332,216
Renewals (sf)                                           77,002               9,500                 --             86,502
                                                      --------            --------           --------           --------
Total space leased (sf)                                348,131              70,587                 --            418,718
                                                      ========            ========           ========           ========
Space available @ 9/30/00 (sf)                         133,033             119,999             96,288            349,320
                                                      ========            ========           ========           ========
Net increase (decrease) in leased space (sf)           (40,991)             40,439             (6,125)            (6,677)
Average lease term (months)                                 65                  55                 --                 64
2nd generation TI/Comm PSF                            $  14.26            $   2.20           $     --           $  12.23
Increase in 2nd generation net rents (1)                  74.4%               12.8%                --               70.1%

====================================================================================================================================

(1)  Represents increase in net rents on a "cash to cash" basis.  (Actual net rent at time of expiration vs. initial net rent of new lease.)

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

         ALL "IN-SERVICE" PROPERTIES - QUARTER ENDED SEPTEMBER 30, 2000


===========================================================================================================================

                                                      OFFICE                 R&D           INDUSTRIAL             TOTAL
                                                      ------                 ---           ----------             -----
Vacant space available @ 7/01/00 (sf)                  136,087             160,438             90,163             386,688
Square footage of leases expiring or
   terminated 7/01/00-9/30/00                          430,005              30,148              6,125             466,278
                                                      --------            --------           --------            --------
Total space for lease (sf)                             566,092             190,586             96,288             852,966
                                                      ========            ========           ========            ========
New tenants (sf)                                       314,469              61,087                 --             375,556
Renewals (sf)                                           77,002               9,500                 --              86,502
                                                      --------            --------           --------            --------
Total space leased (sf)                                391,471              70,587                 --             462,058
                                                      ========            ========           ========            ========
Space available @ 9/30/00 (sf)                         174,621             119,999             96,288             390,908
                                                      ========            ========           ========            ========
Net increase/(decrease) in leased space (sf)           (38,534)             40,439             (6,125)             (4,220)
Average lease term (months)                                 64                  55                 --                  63
2nd generation TI/Comm PSF                            $  13.60            $   2.20           $     --            $  11.86
Increase in 2nd generation net rents (1)                  73.8%               12.8%               0.0%               69.9%

===========================================================================================================================

(1)  Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
                                 (in thousands)


                         Historical Capital Expenditures


===================================================================================================================================


                                                                         1995            1996            1997            1998
                                                                         ----            ----            ----            ----
     Recurring capital expenditures                                $    1,618      $    1,083      $    1,125      $    3,543
                                                                   ==========      ==========      ==========      ==========
     Hotel improvements, equipment upgrades                        $    4,420      $    3,041      $    2,625      $    3,872
                                                                   ==========      ==========      ==========      ==========
        and replacements

===================================================================================================================================


           2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS

===================================================================================================================================

                                                                         1995            1996            1997            1998
                                                                         ----            ----            ----            ----
     Office
            Square feet                                               768,459         970,072       1,016,427         648,291
                                                                   ----------      ----------      ----------      ----------
            Tenant improvement and lease commissions p.s.f         $    10.66      $    11.40      $    10.83      $     9.82
                                                                   ----------      ----------      ----------      ----------
     R&D
            Square feet                                               177,073         337,676         169,878         113,428
                                                                   ----------      ----------      ----------      ----------
            Tenant improvement and lease commissions p.s.f         $     6.99      $    10.45      $     2.22      $     3.32
                                                                   ----------      ----------      ----------      ----------
     Industrial
            Square feet                                               308,388         128,148         258,795         320,608
                                                                   ----------      ----------      ----------      ----------
            Tenant improvement and lease commissions p.s.f         $     1.00      $     1.71      $     0.99      $     1.13
                                                                   ----------      ----------      ----------      ----------

            Average tenant improvement and lease commission p.s.f. $     7.77      $    10.31      $     8.06      $     6.57
                                                                   ==========      ==========      ==========      ==========


===================================================================================================================================


====================================================================================================

                                                                                         YTD
                                                                         1999            2000
                                                                         ----            ----
     Recurring capital expenditures                                $   11,611      $    7,635
                                                                   ==========      ==========
     Hotel improvements, equipment upgrades                        $    2,346      $    1,635
                                                                   ==========      ==========
        and replacements

====================================================================================================


           2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS

====================================================================================================

                                                                                          YTD
                                                                         1999            2000
                                                                         ----            ----
     Office
            Square feet                                             2,115,281       2,332,416
                                                                   ----------      ----------
            Tenant improvement and lease commissions p.s.f         $    10.60      $    13.01
                                                                   ----------      ----------
     R&D
            Square feet                                               167,231         467,244
                                                                   ----------      ----------
            Tenant improvement and lease commissions p.s.f         $     1.94      $     0.82
                                                                   ----------      ----------
     Industrial
            Square feet                                               163,962         181,000
                                                                   ----------      ----------
            Tenant improvement and lease commissions p.s.f         $     0.60      $     1.22
                                                                   ----------      ----------

            Average tenant improvement and lease commission p.s.f. $     9.34      $    10.43
                                                                   ==========      ==========


====================================================================================================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000



               VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
                            AS OF SEPTEMBER 30, 2000

                                  ACQUISITIONS

====================================================================================================================================

                                                                                      ANTICIPATED
                                                                       INITIAL          FUTURE            TOTAL          CURRENT
        PROPERTY                    DATE ACQUIRED    SQUARE FEET     INVESTMENT       INVESTMENT       INVESTMENT       OCCUPANCY
        --------                    -------------    -----------     ----------       ----------       ----------       ---------
     ACQUISITIONS
     CLASS A OFFICE BUILDINGS
   One and Two Reston Overlook            Jan-00          444,286     $ 15,200,000   $         --      $ 15,200,000(1)        100%
   504, 506, 508 Carnegie Center          Mar-00          408,163       66,500,000             --        66,500,000           100%
   265 Franklin Street (2)                Sep-00          326,714       10,500,000      7,980,000        18,480,000           100%
                                                     ------------     ------------   ------------      ------------   -----------
TOTAL VALUE CREATION PIPELINE -                         1,179,163     $ 92,200,000   $  7,980,000      $100,180,000           100%
                                                     ============     ============   ============      ============   ===========
        ACQUISITIONS

====================================================================================================================================



                                  DISPOSITIONS


====================================================================================================================================

                                                                                                   NET
        PROPERTY                    DATE DISPOSED    SQUARE FEET          PROCEEDS             BOOK VALUE            GAIN (LOSS)
        --------                    -------------    -----------          --------             ----------            ----------


        140 Kendrick Street (3)          May-00           381,000          $ 15,843,000        $ 15,843,000            $      --
        Metropolitan Square (4)          May-00           582,194            30,870,000          30,467,000               403,000
        910 and 930 Clopper Road         Sep-00           240,596            24,125,000          24,948,000              (823,000)
                                                                           -------------       -------------           -----------

     TOTAL VALUE CREATION PIPELINE                                         $ 70,838,000        $ 71,258,000            $ (420,000)
                                                                           =============       =============           ===========
        DISPOSITIONS

====================================================================================================================================


     (1)  Represents the acquisition of the joint venture partner's 75% interest.  Boston Properties now owns 100% of the property.
     (2)  Represents the acquisition of a 35% interest in this property through a joint venture with NYSCRF.
     (3)  Represents the disposition of a 75% interest to a joint venture partner.  Boston Properties now retains a 25% interest.
     (4)  Represents the disposition of a 49% interest to a joint venture partner.  Boston Properties now retains a 51% interest.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                            AS OF SEPTEMBER 30, 2000


====================================================================================================================================


                                                                                                               # OF
   DEVELOPMENT PROPERTIES                        INITIAL OCCUPANCY   STABILIZATION DATE     LOCATION         BUILDINGS
   ----------------------                        -----------------   ------------------     --------         ---------
   CLASS A OFFICE BUILDINGS
    Market Square North (50% ownership)                Q1 2000          Q4 2000          Washington, DC             1
    New Dominion Tech Park - Building 1                Q4 2000          Q4 2000          Herndon, VA                1
    302 Carnegie Center                                Q4 2000          Q2 2001          Princeton, NJ              1
    2600 Tower Oaks Boulevard                          Q2 2001          Q3 2001          Rockville, MD              1
    Broad Run Business Park- Building E                Q2 2001          Q4 2001          Dulles, VA                 1
    140 Kendrick Street (25% ownership)                Q1 2001          Q1 2001          Needham, MA                3
    Orbital Sciences Phase II - Building 2             Q2 2001          Q2 2001          Dulles, VA                 1
    Quorum Office Park                                 Q3 2001          Q4 2001          Chelmsford, MA             2
    111 Huntington Avenue - Prudential Center          Q3 2001          Q4 2002          Boston, MA                 1
    5 Times Square                                     Q4 2001          Q2 2002          New York, NY               1
    One and Two Discovery Square                       Q4 2001          Q4 2002          Reston, VA                 2
    Waltham Weston Corporate Center                    Q4 2001          Q4 2002          Waltham, MA                1
    Andover Office Park, Building 1                    Q2 2001          Q2 2002          Andover, MA                1
                                                                                                             --------

TOTAL DEVELOPMENT PROPERTIES                                                                                       17
                                                                                                             ========

====================================================================================================================================



                   DEVELOPMENTS PLACED-IN-SERVICE DURING 2000

====================================================================================================================================

                                                                                           PLACED
                                                                                      IN SERVICE DATE       LOCATION
                                                                                      ---------------       --------

        CLASS A OFFICE BUILDING
            Orbital Sciences Phase I - Building 1 & 3                                     Q2 2000          Dulles, VA


====================================================================================================================================



====================================================================================================================================

                                                                                                       ANTICIPATED        CURRENT
                                                                               INVESTMENT                 TOTAL          PERCENTAGE
   DEVELOPMENT PROPERTIES                              SQUARE FEET              TO DATE                INVESTMENT          LEASED
   ----------------------                              -----------              -------                ----------          ------
   CLASS A OFFICE BUILDINGS
    Market Square North (50% ownership)                    409,843           $   55,247,426          $   61,631,239(1)        100%
    New Dominion Tech Park - Building 1                    235,201               37,414,759              48,770,000           100%
    302 Carnegie Center                                     64,565                8,766,658              12,867,000            23%
    2600 Tower Oaks Boulevard                              178,216               19,603,954              38,295,000            71%
    Broad Run Business Park- Building E                    124,650                2,928,697              14,696,000           100%
    140 Kendrick Street (25% ownership)                    381,000               17,765,675              20,214,000(2)        100%
    Orbital Sciences Phase II - Building 2                 160,502                9,644,970              27,618,000           100%
    Quorum Office Park                                     259,918                8,451,654              41,747,000           100%
    111 Huntington Avenue - Prudential Center              890,000              137,613,174             291,637,000            58%
    5 Times Square                                       1,099,154              238,108,084             536,115,000           100%
    One and Two Discovery Square                           362,868                2,236,418              85,994,000             0%
    Waltham Weston Corporate Center                        295,000               12,292,054              95,446,000             0%
    Andover Office Park, Building 1                        120,000                2,220,579              17,381,000            50%
                                                    --------------           --------------          --------------      --------

TOTAL DEVELOPMENT PROPERTIES                             4,580,917           $  552,294,102          $1,292,411,239            74%
                                                    ==============           ==============          ==============      ========

====================================================================================================================================


      DEVELOPMENTS PLACED-IN-SERVICE DURING 2000

====================================================================================================================================

                                                   # OF                             INVESTMENT              TOTAL         PERCENTAGE
                                                  BUILDINGS     SQUARE FEET          TO DATE             INVESTMENT         LEASED
                                                  ---------     -----------          -------             ----------         ------

   CLASS A OFFICE BUILDING
       Orbital Sciences Phase I - Building 1 & 3       2            174,832         $ 30,165,566    $       32,000,000          100%
                                                  ========   ==============    =================    ==================   ===========

====================================================================================================================================


        (1) Represents 50% of the total anticipated project-level investment.  Represents the office component.
        (2) Represents 25% of the total anticipated project-level investment  Net of tenant work paid by the developer until completion that is estimated to be $4.1 million.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000

S                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
                            AS OF SEPTEMBER 30, 2000


   ==============================================================

                            NO. OF                DEVELOPABLE
       LOCATION            PARCELS     ACREAGE    SQUARE FEET

       Rockville, MD (1)         5        96.5    1,260,000
       Dulles, VA                2        76.6      937,000
       Gaithersburg, MD          4        27.0      850,000
       Reston, VA                2         4.7      720,000
       Boston, MA                4         2.5      699,000
       Herndon, VA               2        25.2      383,000
       S. San Francisco, CA      2         3.6      370,000
       Andover, MA               1        10.0      110,000
       Springfield, VA           3         9.4       72,000
                          ---------   ---------   ----------
                                25       255.5    5,401,000
                          =========   =========   ==========

   ==============================================================



                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                            AS OF SEPTEMBER 30, 2000
   ==============================================================

                            NO. OF                DEVELOPABLE
       LOCATION            PARCELS     ACREAGE    SQUARE FEET

       Dulles, VA (2)            2        82.0    2,500,000
       Princeton, NJ (3)        14       149.9    1,900,000
       New York, NY (4)          1         0.5    1,200,000
       San Jose, CA (5)          5         3.7      841,000
       Washington, DC (6)        1         1.3      550,000
       Marlborough, MA (7)       1        50.0      400,000
       Weston, MA (8)            1        74.0      350,000
       Framingham, MA (9)        1        21.5      300,000
       Cambridge, MA (10)        1         2.6      165,000
                          ---------   ---------   ----------
                                27       385.4    8,206,000
                          =========   =========   ==========

   ==============================================================

  (1) Includes 254,000 square feet of building on a 7.5 acre parcel under a ground lease to a third party.
  (2) $60.0 million subject to receiving all necessary permits and approvals.
  (3) $20.00/FAR plus an earnout calculation.
  (4) $159.75 million for both leasehold interest and ESAC credits.
  (5) $26.3 million subject to receiving all necessary permits and approvals.
  (6) We have an agreement to acquire a 25% equity interest in this site and to develop it though our joint venture with NYSCRF.
  (7) $7.2 million subject to receiving all necessary permits and approvals.
  (8) $18.2 million (of which $9.1 million has already been paid) subject to receiving all necessary permits and approvals.
  (9) Subject to ground lease.
  (10)Prior to January 23, 2001 the cost would be $25.02/SF of land area then $25.92/SF of land area prior to January 23,2002. Land area is approximately 108,000 SF.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2000
                          ACQUISITION PROPERTY PROFILE


                      PROPERTY NAME:           265 Franklin Street

                      PRODUCT TYPE:            Class A Office Building

                      LOCATION:                Boston, Massachusetts

                      DESCRIPTION:             Class A Office Space

                      SIZE:                    326,714 net rentable square feet

                      YEAR CONSTRUCTED:        1984

                      PURCHASE PRICE:          $10.5 million (1)

                      CLOSING DATE:            September 13, 2000

                      FUTURE INVESTMENT:       $ 8.0 million  (1)

                      OCCUPANCY LEVEL:         100%

                      NUMBER OF TENANTS:       15

                      FUNDING SOURCE:          Cash and new mortgage debt

                      LARGEST TENANT:


                               COMPANY:                             SIZE:                 LEASE EXPIRATION:
                                               Fidelity Properties                172,009                       5/31/2001
                                               Paine Webber                        70,246                       7/31/2005
                                               Goldstein & Manello                 40,038                      12/31/2010

               (1) Represents our 35% interest in this joint venture.